Exhibit 24

POWER OF ATTORNEY

	WHEREAS, FMR LLC ("FMR") has appointed Scott C. Goebel, with full power of substitution, as its true and lawful attorney, with full power and authority to execute such documents and to make such regulatory or other filings and amendments thereto (the "Filings") as shall from time to time be required pursuant to the Securities Exchange Act of 1934, as amended, any rules or regulations adopted thereunder, and such other U.S. and non-U.S. laws, rules or regulations as shall from time to time be applicable in respect of the beneficial ownership of securities directly or indirectly attributable to FMR.

	NOW, THEREFORE, the undersigned hereby constitutes and appoints Marc
R. Bryant as his substitute, to have all the powers of the undersigned with respect to the Filings, when the undersigned is unavailable.

	The Power of Attorney shall remain in full force and effect only for such time as the undersigned shall continue to be an officer of Fidelity Management & Research Company, provided that, notwithstanding the foregoing, this Power of Attorney may be revoked at any time by the undersigned in writing.



						  /s/ Scott C. Goebel
						Scott C. Goebel

Dated: October 12, 2015



POWER OF ATTORNEY

      WHEREAS, Edward C. Johnson 3d has appointed Scott C. Goebel, with full power of substitution, as his true and lawful attorney, with full power and authority to execute such documents and to make such regulatory or other filings and amendments thereto (the "Filings") as shall from time to time be required pursuant to the Securities Exchange Act of 1934, as amended, any rules or regulations adopted thereunder, and such other U.S. and non-U.S. laws, rules or regulations as shall from time to time be applicable in respect of the beneficial ownership of securities directly or indirectly attributable to him.

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Marc
R. Bryant as his substitute, to have all the powers of the undersigned with respect to the Filings, when the undersigned is unavailable.

      The Power of Attorney shall remain in full force and effect only for such time as the undersigned shall continue to be an officer of Fidelity Management & Research Company, provided that, notwithstanding the foregoing, this Power of Attorney may be revoked at any time by the undersigned in writing.


						  /s/ Scott C. Goebel
						Scott C. Goebel

Dated: October 12, 2015



POWER OF ATTORNEY

      WHEREAS, Abigail P. Johnson has appointed Scott C. Goebel, with full power of substitution, as her true and lawful attorney, with full power and authority to execute such documents and to make such regulatory or other filings and amendments thereto (the "Filings") as shall from time to time be required pursuant to the Securities Exchange Act of 1934, as amended, any rules or regulations adopted thereunder, and such other U.S. and non-U.S. laws, rules or regulations as shall from time to time be applicable in respect of the beneficial ownership of securities directly or indirectly attributable to her.

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Marc
R. Bryant as his substitute, to have all the powers of the undersigned with respect to the Filings, when the undersigned is unavailable.

      The Power of Attorney shall remain in full force and effect only for such time as the undersigned shall continue to be an officer of Fidelity Management & Research Company, provided that, notwithstanding the foregoing, this Power of Attorney may be revoked at any time by the undersigned in writing.


						  /s/ Scott C. Goebel
						Scott C. Goebel

Dated: October 12, 2015